       EXHIBIT 32(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TII Network Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Kenneth A. Paladino, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d)
         of the Securities and Exchange Act of 1934; and
        (2) The information contained int he Report fairly presents, in all material of the respects, the financial condition and results of operations of the Company.

September 22, 2004

/s/ Kenneth A. Paladino
Kenneth A. Paladino
Principal Financial Officer